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                                                                 EXHIBIT 10.12.1

                             FIRST AMENDMENT TO THE
                    AMENDED AND RESTATED ALLOCATION AGREEMENT

         This First Amendment To The Amended And Restated Allocation Agreement ("Amendment") dated as of August 1, 2003 is effective as of the first day of the consolidated return year beginning January 1, 2003, by and among each of the undersigned parties.

                                    RECITALS

         A. Whereas, the parties have entered into an Amended and Restated Allocation Agreement ("Agreement") dated March 31, 2003, effective as of the first day of the consolidated return year beginning January 1, 2003;

         B. Whereas, the parties to the Agreement desire to amend the Agreement to include current and future expense accruals related to Long Term Incentive Agreements entered into by and between Westcorp and WFS Financial Inc ("WFS") or Western Financial Bank (the "Bank") associates;

                                    AGREEMENT

         In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

         A new section 3 is added to the Agreement and the remainder of the provisions are renumbered:

         3. Long Term Incentive Plan. The Bank and WFS have agreed to assume current and future expense accruals related to the Long Term Incentive Plan Agreements entered into between Westcorp and WFS or the Bank associates.

         Wherefore, the undersigned have executed this Agreement on the date set forth below to be effective as of the date first set forth above.

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WESTCORP

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WESTERN AUTO INVESTMENTS, INC.

By: ________________________________________________    Date: __________2003
       John Coluccio, President

WESTRAN SERVICES CORP.

By: ________________________________________________    Date: _________, 2003
       Shelley M. Chase, President

WESTERN FINANCIAL BANK

By  ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, Vice Chairman &
       President

WFS FINANCIAL INC

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WFS FINANCIAL AUTO LOANS, INC.

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WFS FINANCIAL AUTO LOANS 2, INC

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WFS INVESTMENTS, INC.

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WFS FUNDING, INC.

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By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WFS RECEIVABLES CORPORATION

By: ________________________________________________    Date: _________, 2003
       John Coluccio, President

WESTFIN INSURANCE AGENCY, INC.

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President

WESTHRIFT LIFE INSURANCE COMPANY

By: ________________________________________________    Date: _________, 2003
       Shelley M. Chase, Vice President

THE HAMMOND COMPANY, THE MORTGAGE BANKERS

By: ________________________________________________    Date: _________, 2003
       Thomas A. Wolfe, President & Chief Executive
       Officer

WFS WEB INVESTMENTS

By: ________________________________________________    Date: _________, 2003
       Thomas Wolfe, President

WESTERN RECONVEYANCE COMPANY, INC.

By: ________________________________________________    Date: _________, 2003
       J. Keith Palmer, President, Chief Executive
       Officer & Treasurer

WESTERN CONSUMER SERVICES, INC.

By: ________________________________________________    Date: _________, 2003
       Mark Olson, Vice President & Controller

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WESTERN CONSUMER PRODUCTS

By: ________________________________________________    Date: _________, 2003
       Mark Marty, President

WFS RECEIVABLES CORPORATION INC. 2

By: ________________________________________________    Date: _________, 2003
       Mark Olson, Vice President & Controller

WFS RECEIVABLES CORPORATION INC. 3

By: ________________________________________________    Date: _________, 2003
       J. Keith Palmer, Vice President & Treasurer

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